NEGOTIABLE PROMISSORY NOTE AND AGREEMENT
                   ----------------------------------------

June__, 2004
Promissory Note for $130,477.17


                                    RECITALS

     Allcom  USA, Inc. ("Obligor") acknowledges and agrees that (a) Obligor owes
                         -------
to  Qwest  Communications  Corporation  ("Qwest" or "Holder") $130,477.17, which
                                          -----
amount represents amounts due and owing by Obligor to Qwest throughout the April 2004 Qwest invoice to Obligor, less any payments Obligor may have made prior to May 17, 2004; (b) Qwest has the right to immediate payment of most, if not all of this amount; and (c) the agreements and other covenants contained this Negotiable Promissory Note and Agreement (the "Note"), including the obligation to pay and the obligations in Section 3 hereof, are made in consideration of Qwest's agreement not to demand immediate payment of such Principal.

                                    AGREEMENT

     1.     Payment of Principal.  Obligor hereby absolutely and unconditionally
            --------------------
promises to pay to the order of Qwest or its assigns, at its office located at 1801 California Street, Denver, Colorado (or at such other place as the Holder may designate by written notice to Obligor from seventy-seven dollars and 17 cents ($130,477.17) (the "Principal"). Subject to earlier payment pursuant to
                             ---------
Section 2 hereof, Principal is payable as follows: full payment shall be made on or before November 24, 2004.

     2.     Acceleration Upon Default.  The Holder may declare the entire unpaid
            -------------------------
principal amount of this Note to be immediately due and payable upon written demand, at the Holder's election in its sole discretion, if any one or more of the following events of default (each, an "Event of Default") shall occur:

          (a)     Bankruptcy, etc. Of Obligor. (i)   Obligor  shall commence any
                  ---------------------------
case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, conservator, custodian or other similar official for it or for all or any substantial part of its assets, or Obligor shall make a general assignment for the benefit of its creditors (collectively, "Proceeding"); or (ii) there shall be commenced against
                          ----------
Obligor  any  Proceeding  of  a nature referred to in clause (i) above which (A)
results either in the entry of a judgment, decree or other order for relief ("Order") or an appointment and any such Order or appointment remains
  -----
undismissed  in a manner reasonably satisfactory to Holder ("Undismissed") for a
                                                             -----------
period of 60 days; the foregoing shall include the commencement against Obligor of any Proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all of any substantial part of its assets which results in the entry of an

Order for any such relief which remains Undismissed in a manner reasonably satisfactory to Holder for 60 days; or (iii) Obligor takes any action substantially in furtherance of or expressly indicating its consent to, approval of or acquiescence in, any of the acts set forth in clause (i) or (ii) above; or
(iv) Obligor shall generally not be able to, or shall expressly admit in writing its inability to, pay its debts as the become due;

          (b)     Covenants. Obligor  breaches  or  otherwise defaults in any of
                  ---------
its covenants or other agreements under this Note and such breach or the default shall not be cured within ten days of notice from Qwest provided that no such notice shall be required in respect of a failure to timely pay Principal under this Note or in respect of any other Event of Default provided for in this
Section  2;

          (c)     Assertion.  Obligor or any of its representatives asserts that
                  ---------
any provision of this Note is not enforceable in accordance with its terms in any material respect.

          (d)     Representations.   Any  representation  or  warranty  made  by
                  ---------------
Obligor  herein proves to have been incorrect in any material respect when made;

          (e)     Judgment.  One or more judgments or decrees is entered against
                  --------
Obligor involving in the aggregate a liability of $10,000 or more and(i) all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or (ii) the judgment creditors with respect to such judgments or their successors or assigns shall have commenced enforcement proceedings, except for enforcement proceedings that shall have remained stayed within 10 days after commencement, without any such enforcement in any material respect being effected: or

          (f)     Sale  of  Substantially  All  of  its  Assets.  Obligor sells,
                  ---------------------------------------------
pledges, mortgages, otherwise encumbers, otherwise disposes of or otherwise transfers, all or substantially all of its assets, or agrees to do any of the foregoing.

     3.     Forbearance Agreements; Releases.
            --------------------------------

          (a)     Acknowledgments of Defaults and No Right to Services.  Obligor
                  ----------------------------------------------------
acknowledges and agrees that Obligor owes Qwest the sum identified in this Note and that a substantial part of that sum is past due. Obligor further acknowledges that Qwest is entitled under the contract between Obligor and Qwest to disconnect and terminate any and all telecommunications services provided by Qwest to Obligor (the "Services") if Obligor fails to pay past due balances.
                           --------
Obligor acknowledges and agrees that, (i) should Obligor fail to make full payment under this Note, Qwest is entitled immediately thereafter to disconnect and terminate Services to Obligor, (ii) in such an event, Qwest would have no obligation to continue to provide any services to Obligor, and (iii) in such an event, Obligor would have no right to request, compel or demand that Qwest continue to provide the Services. Nothing in these acknowledgements or this Note shall impact or affect Qwest's rights under its contract with Obligor to take action (including termination of Services) for nonpayment of additional past due balances not covered in this Note.

          (b)     Release  by  Obligor.  By  execution  of  this  Note,  Obligor
                  --------------------
acknowledges and agrees that it does not have any offsets, defenses or claims of any kind or nature against Qwest,


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
or any of its officers, agents, directors of employees whether asserted or unasserted, known or unknown, arising out of or otherwise related to this Note or the subject matter of this Note. However, to the extent that it may have or does have any such offsets, defenses of claims, the Obligor for itself hereby releases and discharges and shall cause each of its respective successors and assigns, parents, subsidiaries, affiliates, and predecessors ( and, in their capacity as such, their respective present and former employees, attorneys, and agents) (collectively "Obligor Parties") as applicable, to forever release and
                         ---------------
discharge, Qwest, its successors and assigns, subsidiaries, affiliates, (and in their capacity as such, their respective present and former officers, directors, employees, agents, attorneys) and both present and former (collectively, the "Qwest Parties") of and from any and all manner of action and actions, cause and
 -------------
causes of actions, suits, debts, controversies, damages, judgments, executions, claims and demands of any kind or nature, asserted or unasserted, known or unknown in law or in equity which against Qwest Obligor and/or any Obligor Party, both present and former, ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever including without limitation, any presently existing claim of defense whatsoever including without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated, arising out of or otherwise related to this Note.

          (c)     Partial Payments.  Any partial payments made by Obligor or any
                  ----------------
other party on Obligor's behalf and accepted by Qwest will not constitute a waiver of any default or of any other right held by Qwest. Except as otherwise modified of amended by this Note, all of the terms of all agreements between Obligor or any one of them and Qwest shall remain in full force and effect.

     4.     Relief from Automatic Stay.  If  any  Event of Default under Section
            --------------------------
2(a) hereof occurs, then, (whether Qwest accelerates the obligations hereunder), subject to court approval, Qwest shall thereupon be entitled to, and Obligor irrevocably consents to, relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Qwest, and Obligor hereby irrevocably waives its rights to object to such relief.

     5.     Costs and Expenses. No Set-Off: Allocation.
            ------------------------------------------

          (a)     Costs and Expenses. Obligor agrees to pay all future costs and
                  ------------------
expenses including without limitation, reasonable attorneys' fees, incurred or payable by the Holder in enforcing any provision of the Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

          (b)     No Set-Off.  Obligor acknowledges that its obligations to make
                  ----------
payments hereunder are absolute and unconditional, and agrees that such payments shall not be requested to be, and shall not be, subject to any defense, set-off or counterclaim of any kind or nature, or any other action similar to the foregoing.

          (c)     Payments.  All  payments made in respect of this Note shall be
                  --------
made in lawful money of the United States of America and in immediately available funds.

     6.     Representations. Qwest and Obligor each represent and warrant to the
            ---------------
other that (a) it is a corporation duly organized and validly existing under the laws in which it was incorporated; (b) it has the corporate power and corporate authority to, and has obtained all necessary corporate authorizations to, execute, deliver and perform this Note;
(c) this Note has been duly and validly executed and delivered by a properly authorized representative of such Party and is enforceable in accordance with its terms; (d) the execution, delivery and the performance of this Note does not violate, cause a breech or default under or otherwise conflict with any agreement or contract, or any decree, judgment or other order, of any kind or nature to which such Party is a party, subject or bound; and 9e) the execution, delivery and performance of this Note on such Party's part shall not require it to obtain the approval of, make any filing with or provide any notice to any governmental authority of any kind of nature.

     7.     Miscellaneous.
            -------------

          (a)      Entire Agreement: Binding Effect.  This  Note constitutes the
                   --------------------------------
entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations between Qwest and Obligor with respect to the subject matter hereof except as set forth herein. This Note will inure to the benefit and bind the successors and permitted assigns of Obligor and Qwest..

          (b)      Rights and Remedies. Qwest shall have all rights and remedies
                   -------------------
provided for by any law of any kind ( including all forms of legal and equitable relief) with respect to any acceleration or any other breech or default hereunder and Qwest shall in addition have any other rights and remedies provided for in this Note. All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or the preclude or waive the exercise of any other right of remedy.

          (c)     Severability. If any provision of this Note or the application
                  ------------
thereof to any person(s) or circumstance(s) shall be invalid of unenforceable to any extent, (i) the remainder of this Note and the application of such provision to other persons or circumstance(s) shall not be affected thereby; and (ii) each such provision shall, as to such person or circumstances as to which it is not unenforceable in full, be enforced to the greatest extent permitted by law.

          (d)     Amendments, Pronouns, No Waiver, Successors  and  Assigns.  No
                  ---------------------------------------------------------
amendment, modification, recision, waiver, forbearance or release of any provision of this Note shall be valid or binding unless made in writing and executed by a duly authorized representative of Obligor and the Holder. No consent or waiver, express or implied, by the Holder to or of any breach by Obligor in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent to or waiver or the breach in the performance of the same or any other obligation of Obligor hereunder. Failure on the part of the Holder to complain of any act or failure to act by Obligor or to declare Obligor in breach irrespective of how long such failure continues, shall not constitute a waiver by the Holder of any of its rights hereunder. All consents and waivers shall be in writing. All of the terms, covenants and conditions contained in this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Obligor's obligations hereunder may be not be delegated to any other person or entity without the prior consent of Qwest and any such attempted delegation without such consent shall be void.


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
          (e)      Governing Law Notices.  This  Note, including the performance
                   ---------------------
and enforceability hereof, shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the principles of conflicts of law. Obligor hereby submits itself and its property to the non-exclusive general jurisdiction of the federal and state courts located in the State of Colorado, and waives any objection ( on the grounds of lack of jurisdiction, or forum non conveniens or otherwise) to the exercise of such jurisdiction over it
---------------------
by any federal of state court in the State of Colorado.

          (f)     Notices. Any notice, demand or other communication required or
                  -------
permitted to be given by any provision of this Note shall be made in writing and delivered by an overnight courier service that provides signed acknowledgement of receipt or by first class U.S. Mail return receipt requested, directed as follows::

To Qwest:

Steven Hansen
Qwest Services Corporation
1801 California Street, 24th Floor
Denver, CO


To Obligor:

UC Hub                              10390 Commerce Centre Drive Suite 250
----------------------------------
By Larry Wilcox                     Rancho Cucamonga, Ca 91730
----------------------------------
Pres
----------------------------------

          (g)     Headings.   All  headings  contained  in  this  Note  are  for
                  --------
reference purposes only and are not intended to affect in any way the meaning or interpretation of this Note.

          (h)     Voluntary Agreement.  Obligor  represents and warrants that it
                  -------------------
is represented by legal counsel of its choice, is fully aware of the terms contained in this Note and has voluntarily and without coercion or duress of any kind entered into this Note.

          (i)     Negation of Partnership.  Nothing  contained in this Note will
                  -----------------------
be deemed to create a partnership of joint venture between Obligor and Qwest, or to cause Qwest to be a liable or responsible in any way for any actions, liabilities or debts of any kind or nature of Obligor.

     B.   WAIVER OF JURY TRIAL. OBLIGOR KNOWINGSLY, VOLUTARILY AND INTENTIONALLY
          --------------------
WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAS TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE OR THE NOTICE OBLIGOR CERTIFIES THAT NEITHER QWEST NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT QWEST

WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

                           [signature page to follow]
                           --------------------------

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the day and year first above written.

WITNESS:                           UNITED COMMUNICATIONS HUB, INC.

                                   By: /s/ Larry Wilcox
                                      -----------------------------
                                   Name: Larry Wilcox
                                        ---------------------------
                                   Title: Pres
                                         --------------------------

                                   QWEST COMMUNICATIONS CORPORATION


                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------


                                        7